SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

THE SINGING MACHINE COMPANY, INC.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined): $411,000 based on the aggregate of cash and the value of the securities to be received by the registrant in the proposed sale of substantially all of its assets pursuant to Exchange Act Rule 0-11(c)(2).

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:

THE SINGING MACHINE COMPANY, INC.

6601 Lyons Road, Building A-7

Coconut Creek, Florida 33073

January 20, 2004

To our Stockholders:

I am pleased to invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. to be held on Thursday, February 26, 2004 at 9:30 a.m. at the Marriott Hotel located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

We appreciate your support and continued interest in The Singing Machine Company, Inc.

Sincerely,

/s/ APRIL GREEN

April Green

Chief Financial Officer

THE SINGING MACHINE COMPANY, INC.

6601 Lyons Road, Bldg. A-7

Coconut Creek, Florida 33073

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

Our Annual Meeting of Stockholders of the Company will be held on Thursday, February 26, 2004 at 9:30 a.m. at the Marriott Hotel which is located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida, for the following purposes:

1.

To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified;

2.

To approve an amendment to our Year 2001 Stock Option Plan to allow for the grant of stock awards to eligible participants under this Plan;

3.

To ratify the appointment of Grant Thornton LLP, as our independent certified public accountants for the fiscal year ending March 31, 2005;

4.

To transact such other and further business as may properly come before the meeting.

Only shareholders of record at the close of business on January 9, 2004 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned you proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND

IN FAVOR OF EACH PROPOSAL.

By Order of the Board of Directors

/s/ APRIL GREEN

April Green

Chief Financial Officer

Coconut Creek, Florida

January 20, 2004

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held February 26, 2004

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Singing Machine Company, Inc. of proxies to be voted at our 2004 Annual Meeting of Shareholders, and at any postponement or adjournment of this meeting. Our annual meeting will be held on February 26, 2004 at the Boca Raton Marriot located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida. In this proxy statement, The Singing Machine Company, Inc. is referred to as the “Company,” “we,” “our” or “us.”

Our principal executive offices are located at 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073. Our proxy statement and the accompanying proxy card are first being mail to our shareholders on or about January 23, 2004.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on January 9, 2004, the record date, will be entitled to notice of, and to vote at the, the Annual Meeting. On that date, we had 8,756,318 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In tabulating the voting results for any proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” the election of each of the nominees to the Board named herein, “FOR” Proposal 2 – the amendment of our Year 2001 Stock Option Plan to allow for the grant of stock awards to eligible participants under this Plan and “FOR” Proposal 3 - the ratification of Grant Thornton LLP as our independent certified public accountants. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record meaning that your shares of common stock are represented by certificates in your name so that you appear as a stockholder on the records of our transfer agent, Continental Stock Transfer & Trust Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Alternatively, if your bank our brokerage firm has arranged for Internet or telephonic voting of shares, you may vote by following the instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the telephone number on your voting instruction form.

All votes will be tabulated by Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s office, 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own common stock or record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting any person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers and directors as of January 15, 2004

Name

Age

Position

Yi Ping Chan

39

Interim Chief Executive Officer and Chief Operating

Officer, Secretary and Director

April J. Green

39

Chief Financial Officer

John Dahl

30

Senior Vice-President of Finance

Josef A. Bauer

65

Director

Bernard Appel

72

Director

Richard Ekstract

72

Director

Yi Ping Chan has served as our Chief Operating Officer since May 2, 2003 and as our interim Chief Executive Officer since October 17, 2003. Prior to this appointment, Chan was a consultant to Company from March 31, 2003 through May 2, 2003. He was a founder of MaxValue Capital Ltd., a Hong Kong-based management consulting and investment firm, and co-founder of E Technologies Ltd., Hong Kong, which specialized in health care technology transfer from April 1996 to October 2002. Mr. Chan earned an MBA in 1994 and a MSEE in 1990 from Columbia University, and a BSEE, Magna Cum Laude, in 1987 from Polytechnic University, New York.

April Green has served as our Chief Financial Officer since March 15, 2002. Ms. Green joined our company in June 1999 as our controller and was promoted to the position of Director of Finance & Administration in January 1, 2000. Prior to joining us, Ms. Green held various positions of increasing responsibility with Monogram International, a Florida-based novelty and toy company from February 1993 to June 1999. At Monogram, Ms. Green rose from staff accountant to controller. Prior to February 1993, she served in a variety of financial positions in the automotive industry in the Tampa area. Ms. Green is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants (AICPA).

John Dahl has served as our Senior Vice-President of Finance since November 1, 2003. Prior to joining us, Mr. Dahl served as a consultant with American Express Tax Services from May 1999 through January 2003. While Mr. Dahl was employed by American Express, he served as a business consultant on the Company’s account. Prior to March 1999, Mr. Dahl attended law school at Northern Illinois University from September 1996 through May 1999.

Josef A. Bauer has served as a director since October 15, 1999. Mr. Bauer previously served as a director of the Company from February 1990 until September 1991 and from February 1995 until July 1997, when we began a Chapter 11 proceeding. Mr. Bauer presently serves as the Chief Executive Officer of the following three companies: Banisa Corporation, a privately owned investment company, since 1975; Trianon, a jewelry manufacturing and retail sales companies since 1978 and Seamon Schepps, also a jewelry manufacturing and retail sales company since 1999.

Bernard S. Appel has served as a director since October 31, 2003. He spent 34 years at Radio Shack, beginning in 1959. At Radio Shack, he held several key merchandising and marketing positions and was promoted to the positions of President in 1984 and to Chairman of Radio Shack and Senior Vice President of Tandy Corporation in 1992. Since 1993 through the present date, Mr. Appel has operated the private consulting firm of Appel Associates, providing companies with merchandising, marketing and distribution strategies, creative line development and domestic and international procurement.

Richard Ekstract has served as a director since October 31, 2003. Since 1959, Mr.Ekstract has created, financed and launched more than twenty periodicals about the consumer electronics industry, including Audio Times, Consumer Electronics Monthly, Consumer Electronics Show Daily, Autosound and Communications, Satellite Retailing, Video Business, Video Review, TWICE, CARS, and License! From January 1999 through February 2001, Mr. Ekstrakt was the managing partner of License Magazine, which was sold to Advanstar Communications. From March 2001 through the present date, Mr. Ekstract has served as the Managing Partner of Cottage & Gardens, LLC, a magazine providing advice to consumers on a range of topics, including decorating, gardening, homemaking and crafts. Mr. Ekstract was also founder and chairman of the Home Office Association of America where he served as Chairman from March 1990 through January 1999.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board Committees and Meetings

The Board meets regularly during the year to review matters affecting our company and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2003, there were 6 meetings of the Board. All persons who were serving as directors during fiscal 2003 attending at least 75% of the aggregate of the meetings of the Board and committees of which they were members. During fiscal 2003, the persons serving on our Board of Directors were Eddie Steele, John Klecha, Howard Moore, Robert Weinberg and Jay Bauer. As of January 15, 2004, the persons serving on our Board are Jay Bauer, Yi Ping Chan, Bernard Appel and Richard Ekstract.

In fiscal 2003, we had three standing committees: an Audit Committee, the Executive Compensation/ Stock Option Committee and a Nominating Committee.

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, the qualifications independence and performance of our independent auditors, the performance of our internal audit functions and our compliance with legal and regulatory requirements.  The members of the Audit Committee during fiscal 2003 were Messrs. Bauer, Moore and Weinberg and each of them was independent as defined by the American Stock Exchange Rules in effect during this time period.

The Audit Committee held five meetings during fiscal 2003.

The Executive Compensation/Stock Option Committee considers and authorizes remuneration arrangements for senior management and grants options under, and administers our 1994 Stock Option Plan and our Year 2001 Stock Option Plan. The Executive Compensation/Stock Option Committee held two meetings during fiscal 2003 and the members of the Executive Compensation/Stock Option Committee during this time period were Messrs. Bauer, Moore and Weinberg.

The Nominating Committee reviews and assesses the composition of the Board, assists in identifying potential new candidates for directors, including nominees recommended to the Secretary of the Company in writing by stockholders, and recommends candidates for election as Directors. The entire Board of Directors serves as the Nominating Committee. The Nominating Committee did not hold any meetings in fiscal 2003.

Director’s Compensation

During fiscal 2003, our employee directors did not receive any additional or special compensation for serving as directors. Our non-employee directors received equity compensation for their services in fiscal 2003. We issued 2,899 shares of our common stock to each of Jay Bauer and Howard Moore, two of our independent directors, for services that they had rendered on our Board during fiscal 2003. On the date of issuance (August 1, 2003), the value of these shares was $10,000. We also reimbursed each independent director for out-of-pocket expenses that they incurred while serving for serving on our Board during fiscal 2003.

In January 2004, based upon the recommendation of the Compensation Committee and based on competitive data, we adopted changes to our compensation policies for our directors. These changes were adopted in order to bring the compensation packages of the Company’s board members more in line with compensation paid to directors of comparable companies, recognized the increased workload and responsibilities of board and committee members in recent years, and enables the Company to attract qualified directors when needed. The new board compensation will be as follows:

•

Each non-employee director will receive an annual retainer of $10,000, with $7,500 to be paid in cash and $2,500 to be paid in stock, based at the closing price of our common stock on the date of the annual shareholder’s meeting or any other date selected by the Board.

•

Each non-employee director will also receive an initial stock option grant for 20,000 shares upon joining our Board of Directors and each continuing non-employee director will receive an annual stock option grant for 20,000 shares for each additional year served on the Board which will be awarded on the anniversary date of the Board member’s initial grant.

•

Each non-employee director will be reimbursed for all reasonable expenses incurred in attending Board meetings and will receive a fee of $500 for each Board or committee meeting attended.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

To our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended March 31, 2003, its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements except that Mr. Bauer, Mr. Klecha, Mr. Moore, Mr. Steele and Mr. Weinberg each filed one Form 4 late in which they each reported the receipt of a grant of stock options. Mr. Dromgold filed one Form 4 late in which he reported the receipt of 2 options grants.

EXECUTIVE COMPENSATION

The following table sets forth certain compensation information for the fiscal years ended March 31, 2003, 2002 and 2001 with regard to Edward Steele, our Chief Executive Officer, and each of our other executive officers whose compensation exceeded $100,000 on an annual basis (the “Named Officers”):

SUMMARY COMPENSATION TABLE

		Annual Compensation							Long Term Compensation
Name of Individual and Principal Position	Year	Salary		Bonus			Other Annual Compensation(1)		Restricted Stock Award(s)	Securities Underlying/ Options/ Sar’s	LTIP Payouts	All Other Compensation(2)

Edward Steele CEO(3)	2003 2002 2001	$ $ $	382,352 364,145 320,865	$ $ $	0 192,133 256,289		$ $ $	8,671 8,258 7,938	0 0 0	30,000 15,000 315,000	0 0 0	$ $ $	17,969 17,908 10,515
John Klecha President, COO(4)	2003 2002 2001	$ $ $	300,117 286,111 255,777	$ $ $	0 157,200 205,031		$ $ $	6,555 6,242 6,000	0 0 0	24,000 15,000 300,000	0 0	$ $ $	13,264 11,725 6,007
April Green CFO (5)	2003 2002 2001	$ $ $	122,200 88,825 83,658	$ $ $	25,000 25,000 17,000		$ $ $	3,900 3,900 3,900	0 0 0	20,000 30,000 7,500	0 0 0	$ $ $	13,551 7,091 3,321
Jack Dromgold Executive Vice President, Sales & Marketing (6)	2003		$210,277		$50,000	(7)		$5,538	0	100,000	0		$154,072

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(1)

The amounts disclosed in this column for fiscal 2003, 2002 and 2001 include automobile expense allowances, which are provided pursuant to the executive’s employment agreements.

(2)

Includes the Company’s matching contributions under its 401(k) savings plan and medical insurance pursuant to the executive’s employment agreements.

(3)

Mr. Steele resigned as our Chief Executive Officer and as a director effective as of August 3, 2003.

(4)

Mr. Klecha resigned as our President and Chief Operating Officer effective as of May 2, 2003.

(5)

Ms. Green has served as our Chief Financial Officer since March 15, 2002. She served as the Director of Finance and Administration from January 1, 2000 through March 14, 2002 and as our controller from June 1999 through January 2000.

(6)

Mr. Dromgold joined our company on April 15, 2003 and resigned on January 16, 2003.

(7)

Mr. Dromgold received $50,000 as a signing bonus when he joined our company pursuant to his employment agreement.

(8)

Includes relocation expenses of $45,529, the Company matching contributions of $8,543 under its 401(k) savings plan and medical insurance and a $100,000 value attributed to options granted to Mr. Dromgold. After one year of employment, Mr. Dromgold had the right to sell 50,000 options that were granted to him under his employment agreement back to the Company at a price of $100,000. Mr. Dromgold did not elect to exercise this right during fiscal 2003 and the Company extended this right for another year.

OPTION GRANTS IN FISCAL 2003

The following table sets forth information concerning all options granted to our officers and directors during the year ended March 31, 2003. No stock appreciation rights (“SAR’s”) were granted.

Name	Shares Underlying Options Granted(1)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
						5%	10%

Edward Steele	30,000		5.25%	$14.30	7/15/08	$118,525	$261,908
John Klecha	24,000		4.28%	$14.30	7/15/08	$94,800	$209,520
Jack Dromgold	50,000	(3)	8.76%	$8.61	8/14/07	$92,775	$199,795
	50,000	(4)		$9.00	12/31/08	$124,327	$274,730
April Green	20,000	(4)	3.50%	$9.00	12/31/08	$49,731	$109,891

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(1)

All options were granted pursuant to the Year 2001 Stock Option Plan. Option exercise prices were equal to the fair market value of the Company’s common stock on the date of grant.

(2)

The dollar amounts under these columns are the result of calculations based on the market price on the date of grant at an assumed annual rate of appreciation over the maximum term of the option at 5% and 10% as required by applicable regulations of the SEC and, therefore, are not intended to forecast possible future appreciation, if any of the common stock price. Assumes all options are exercised at the end of their respective terms. Actual gains, if any, on stock option exercises depend on the future performance of the common stock.

(3)

Half of these options, 25,000 vested on April 15, 2003 and the remaining 25,000 vest on April 15, 2004.

(4)

Twenty percent of the options are exercisable on January 1, 2004 and 20% exercisable each January 1st thereafter with the last 20% becoming exercisable on January 1, 2008. These options expire with varying expiration dates from January 31, 2009 through January 31, 2013.

Aggregated Option Exercises In Fiscal Year Ended March 31, 2003 And Option Values

The following table sets forth information as to the exercise of stock options during the fiscal year ended March 31, 2003 by our officers listed in our Summary Compensation Table and the fiscal year-end value of unexercised options.

Name of Individual	Shares Acquired Upon Exercise	Value Realized	Number of Unexercised Options at Fiscal Year End	Value of Unexercisable In-the-Money Options at Fiscal Year End(2)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable

Edward Steele	0	0	352,500/0	$2,251,050/0
John Klecha	0	0	382,500/0	$2,502,330/0
Jack Dromgold	0	0	25,000/75,000	$0/0
April Green	1,000	$3,940	26,000/20,000	$128,440/0

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(1)

Value realized is based on the difference between the closing price of our common stock on the date of exercise and the option exercise prices times the number of outstanding options.

(2)

Value of unexercised options equals $6.98, the average of the high and low trading prices on March 31, 2003, less the option exercise price multiplied by the number of shares exercisable or unexercisable.

EMPLOYMENT AND OTHER AGREEMENTS

Yi Ping Chan. Effective as of May 2, 2003, we entered into a three-year employment agreement with Yi Ping Chan, our Chief Operating Officer. Mr. Chan is entitled to receive an annual salary equal to $250,000 per year, plus bonuses and increases in his annual salary, at the sole discretion of the Company’s Board of Directors. In July 2003, Mr. Chan agreed to accept 15% of his salary during nine-month period between July 1, 2003 through March 31, 2004 in the form of stock rather than cash. We also agreed to grant Mr. Chan options to purchase 150,000 shares of the Company’s common stock, at an exercise price of $5.60 per share, of which 50,000 options will vest each year and to reimburse him for moving expenses of up to $40,000. In the event of a termination of his employment following a change of control, Mr. Chan would be entitled to a lump sum payment of 100% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of two year after his termination for cause and one year if he is terminated without cause Mr. Chan cannot directly or indirectly compete with our company in the karaoke industry in the United States.

April Green. On March 15, 2002, we entered into a three-year employment agreement with April Green, our Chief Financial Officer. Pursuant to Ms. Green’s employment agreement, she is entitled to receive base compensation of $122,200 per year, which amount automatically increases during the second and third years by not less than the greater of 5% or the annual increase in the consumer price index. The agreement also provides for discretionary bonuses based on a percentage of the Company’s current bonus pool. In the event of a termination of her employment following a change of control, Ms. Green would be entitled to a lump sum payment of 50% of the amount of her total compensation in the twelve months preceding such termination. During the term of her employment agreement and for a period of two years after her termination for cause and one year if terminated without cause, Ms. Green cannot directly or indirectly compete with our company in the karaoke industry in the United States.

John Dahl. On October 22, 2003, we entered into a two-year employment agreement with John Dahl, our Senior Vice President of Finance, commencing on November 3, 2003 and expiring on November 2, 2005. Mr. Dahl is entitled to receive an annual salary equal to $150,000 per year, plus bonuses and increases in his annual salary, at the sole discretion of our Board of Directors. We also agreed to grant Mr. Dahl options to purchase 50,000 shares of our common stock at an exercise price of $1.97 per share, which will be vested at. We also agreed to pay Mr. Dahl $50,000 as a signing bonus and for his moving expenses.

In the event of a termination of his employment following a change of control, Mr. Dahl would be entitled to a lump sum payment of 50% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of two year after his termination for cause and one year if terminated without cause, Mr. Dahl cannot directly or indirectly compete with our company in the karaoke industry in the United States.

Separation and Consulting Agreements

Jack Dromgold. Mr. Dromgold resigned as our Executive Vice President of Sales effective as of December 16, 2003. In connection with his resignation, we entered into a separation and release agreement with Mr. Dromgold. Under this agreement, we agreed to provide Mr. Dromgold with a payment equal to $161,939, which consisted of (i) $50,000 in cash paid on the resignation date, (ii) $109,281 to be paid over a six month period, pursuant to the normal payroll practices of the Company, beginning on January 9, 2004 and ending on June 25, 2004 and (iii) three months of COBRA reimbursement payments. In exchange, Mr. Dromgold agreed to release the Company from any liability in connection with termination of employment.

We also entered into a consulting agreement with Mr. Dromgold on December 16, 2003. Under this consulting agreement, Mr. Dromgold has an obligation to provide us with consulting services over a two month period, expiring on February 13, 2004. As compensation for these services, we have agreed to issue shares of our common stock having a market value equal to $50,000 to Mr. Dromgold and to reimburse him for all reasonable consulting expenses, subject to prior written approval from us. As of January 15, 2004, we have not issued these shares to him.

Edward Steele. Mr. Steele resigned as our Chief Executive Officer and as a Director effective as of August 3, 2003. Mr. Steele continues to be employed as an employee of the Company under his employment dated March 1, 1998 and as amended on May 5, 2000. Mr. Steele’s employment agreement expires on February 28, 2004. Under this agreement, his annual compensation was $367,500 for fiscal 2003. In July 2003, Mr. Steele agreed to accept 15% of his salary during eight month period between July 1, 2003 through February 28, 2004 in the form of stock rather than cash. The agreement also provides for a discretionary bonuses determined by our Board of Directors. Mr. Steele did not receive a discretionary bonus in fiscal 2003. In the event of a termination of Mr. Steele’s employment in the event of a change in control, Mr. Steele would be entitled to a lump sum payment of 300% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause or his voluntary termination of his employment, Mr. Steele can not directly or indirectly compete with our company in the karaoke industry in the United States.

John Klecha. Mr. Klecha was employed as our Chief Operating Officer pursuant to an employment agreement dated July 1, 2000. Mr. Klecha’s employment agreement was to expire on May 31, 2003 and would automatically extend for an additional year, until May 31, 2004, unless either party gave written notice at least sixty days prior to the end of the three-year term. We gave Mr. Klecha notice that we would not renew his employment agreement in February 2003. Mr. Klecha resigned as our Chief Operating Officer and President, effective as of May 2, 2003, but remained as an employee until May 31, 2003. In connection with his resignation, we entered into a separation and release agreement. Under this agreement, we agreed to provide Mr. Klecha with a payment equal to $183,707, which consisted of (i) salary and auto allowance through May 31, 2003, (ii) four weeks of accrued vacation time, (iii) four months of salary and automobile allowance payments and (iv) seven months COBRA reimbursement payments. In exchange, Mr. Klecha agreed to release the Company from any liability in connection with termination of employment.

Equity Compensation Plans And 401(K) Plan

The Company has two stock option plans: the 1994 Amended and Restated Stock Option Plan (“1994 Plan”) and the Year 2001 Stock Option Plan (“2001 Plan”). Both the 1994 Plan and the 2001 Plan provide for the granting of incentive stock options and non-qualified stock options to our employees, officers, directors and consultants As of December 1, 2003, we had 389,900 options issued and outstanding under our 1994 Plan and 629,500 options are issued and outstanding under our 2001 Plan.

The following table gives information about equity awards under our 1994 Plan, the 2001 Plan.

Plan Category	(a) Number of securities to be issued upon exercise or outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities Remaining available for future issuance under equity compensation plans (excluding securities in column (a))
Equity Compensation Plans approved by Security holders	1,090,120	$ 4.55	568,580
Equity Compensation Plans Not approved by Security Holders	0	0	0

1994 Plan

Our 1994 Plan was originally adopted by our Board of Directors in May 1994 and it was approved by our shareholders on June 29, 1994. Our shareholders approved amendments to our 1994 Plan in March 1999 and September 2000. The 1994 Plan reserved for issuance up to 1,950,000 million share of our common stock pursuant to the exercise of options granted under the Plan. As of March 31, 2003, we had granted all the options that are available for grant under our 1994 Plan. As of January 15, 2004, we had 358,700 options issued and outstanding under the 1994 Plan and all of these options are fully vested.

2001 Plan

On June 1, 2001, our Board of Directors approved the 2001 Plan and it was approved by our shareholders at our special meeting held September 6, 2001. The 2001 Plan was developed to provide a means whereby directors and selected employees, officers, consultants, and advisors of the Company may be granted incentive or non-qualified stock options to purchase common stock of the Company. The 2001 Plan authorizes an aggregate of 1,950,000 shares of the Company’s common stock to be granted to eligible individuals as stock options and/or stock awards. During any fiscal year, a maximum of 450,000 options can be awarded to any one individual. The shares of common stock available under the 2001 Plan are subject to adjustment for any stock split, declaration of a stock dividend or similar event. At January 15, 2004, we have granted 731,420 options under the 2001 Plan, 201,233 of which are fully vested.

The 2001 Plan is administered by our Stock Option Committee (“Committee”), which consists of two or more directors chosen by our Board. The Committee has the full power in its discretion to (i) grant options under the 2001 Plan, (ii) determine the terms of the options (e.g. - vesting, exercise price), (iii) to interpret the provisions of the 2001 Plan and (iv) to take such action as it deems necessary or advisable for the administration of the 2001 Plan.

Options granted to eligible individuals under the 2001 Plan may be either incentive stock options (“ISO’s”), which satisfy the requirements of Code Section 422, or non-statutory options (“NSO’s”), which are not intended to satisfy such requirements. Options granted to outside directors, consultants and advisors may only be NSO’s. The option exercise price will not be less than 100% of the fair market value of the Company’s common stock on the date of grant. ISO’s must have an exercise price greater to or equal to the fair market value of the shares underlying the option on the date of grant (or, if granted to a holder of 10% or more of our common stock, an exercise price of at least 110% of the under underlying shares fair market value on the date of grant). The maximum exercise period of ISO’s is 10 years from the date of grant (or five years in the case of a holder with 10% or more of our common stock). The aggregate fair market value (determined at the date the option is granted) of shares with respect to which an ISO are exercisable for the first time by the holder of the option during any calendar year may not exceed $100,000. If that amounts exceeds $100,000, our Board of the Committee may designate those shares that will be treated as NSO’s.

Options granted under the 2001 Plan are not transferable except by will or applicable laws of descent and distribution. Except as expressly determined by the Committee, no option shall be exercisable after thirty (30) days following an individual’s termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such individual’s disability, retirement or death. The Committee may in its sole discretion, provide in a grant instrument that upon a change of control (as defined in the 2001 Plan) that all outstanding option issued to the grantee shall automatically, accelerate and become full exercisable. Additionally, the obligations of the Company under the 2001 Plan are binding on (1) any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or (2) any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, the Committee may, at its discretion, prior to the consummation of the transaction, offer to purchase, cancel, exchange, adjust or modify any outstanding options, as such time and in such manner as the Committee deems appropriate.

401(K) Plan

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least one year of service are eligible to participate in our 401(k) plan. In fiscal 2002, we made a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period. The amounts charged to earnings for contributions to this plan and administrative costs during the years ended March 31, 2003, 2002 and 2001 totaled $61,466, $41,733 and $8,682, respectively.

REPORT OF THE EXECUTIVE COMPENSATION/STOCK OPTION COMMITTEE ON

EXECUTIVE COMPENSATION

Executive Compensation Philosophy

The Executive Compensation Committee believes that our company must maintain short and long-term executive compensation plans that enable us to attract and retain well-qualified executives. Furthermore, we believe that our compensation plans must also provide a direct incentive for our executives to create shareholder value.

In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

Base Salaries

During fiscal 2003, we had employment agreements with our four senior executive officers: Eddie Steele, our Chief Executive Officer; John Klecha, our Chief Operating Officer; April Green, our Chief Financial Officer and Jack Dromgold, our Executive Vice President of Sales. The base salaries of each of our executive officers were determined based on comparison to executives with similar responsibilities at other public companies.

Incentive Cash Bonuses

Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our company. During fiscal 2003, we only awarded cash bonuses to two of our executive officers. We awarded Jack Dromgold a bonus in the amount of $50,000 because of our contractual obligation to him pursuant to his employment agreement. Mr. Dromgold agreed to accept payment of this bonus in shares of our common stock, instead of cash. We also awarded April Green, our Chief Financial Officer, a cash bonus in the amount of $25,000. We did not award any cash bonuses to Eddie Steele or John Klecha.

Long Term Compensation - Stock Option Grants

We have utilized stock options to motivate and retain executive officers and other employees for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our stockholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company.

During fiscal 2003, we granted an aggregate of 70,000 options to two our senior executive officers. All options grants in fiscal 2003 were made under our Year 2001 Stock Option Plan. We granted 20,000 options to Ms. Green and 50,000 options to Mr. Dromgold. The exercise price of the options is $9.00 per share and these options vest at a rate of 20% per year over a period of five years with expiration dates five years after each vesting date.

Relationship between our Compensation Policies and Corporate Performance

We believe that our executive compensation policies correlate with our corporate performance. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our Company’s financial performance. However, if an individual has made significant contributions to our company, we will provide them with a bonus payment for their efforts even if our company’s financial performance has not been strong.

Compensation of Chief Executive Officer

Edward Steele served as our Chief Executive Officer during fiscal 2003. Pursuant to his employment agreement, Mr. Steele received an annual salary of $385,875 for the period from June 1, 2002 through June 1, 2003. We did not award any cash bonuses or stock options to Mr. Steele for services rendered during fiscal 2003. Although our revenues increased significantly in fiscal 2003 to $95.6 million compared to $62.5 million in fiscal 2002, our net income in fiscal 2003 was $1.2 million or $0.14 per diluted share compared to net income of $6.3 million or $0.79 per diluted share.

Mr. Steele resigned as our Chief Executive Officer effective as of August 3, 2003; however he will continue to be employed by our company under the terms of his employment agreement until February 28, 2004.

The Executive Compensation Committee – submitted and approved in July 2003

Howard Moore, Chairman

Jay Bauer

Robert Weinberg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Executive Compensation Committee in the fiscal year ended March 31, 2003 were Messrs. Bauer, Moore and Weinberg. The members of our Executive Compensation Committee in the fiscal year ended March 31, 2004 were Messrs. Bauer, Appel and Ekstract. None of the members of the Compensation Committee in fiscal 2003 or fiscal 2004 were or are current officers or employees of the Company or any of its subsidiaries. None of these persons have served on the board of directors or on the compensation committee of any other entity that has an executive officer serving on our board of directors or on our Compensation Committee.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

The graph below compares the performance of the Company’s common stock with the American Stock Market Index (“AMEX Index”) and the Dow Jones - Consumer Electronics Index (“Dow Jones-CSE”), during the period beginning March 31, 1998 through March 31, 2003. Closing prices were not available for the Company’s common stock on March 31, 1998, so the bid prices were used for those dates. The graph assumes the investment of $100 on March 31, 1998 in the Company’s common stock, in the AMEX Index and the Dow Jones-CSE Index. Total shareholder return was calculated on the basis that in each case all dividends were reinvested.

	3/31/1998	3/31/1999	3/31/2000	3/31/2001	3/31/2002	3/31/2003
THE SINGING MACHINE COMPANY, INC.	100.00	1,102.94	2,481.59	2,823.53	9,405.88	4,141.18
DOW JONES CONSUMER ELECTRONICS INDEX	100.00	114.36	249.71	150.37	124.37	79.34
AMEX MARKET INDEX	100.00	94.63	133.82	112.89	111.97	106.93

Note:

Stock price performance shown in Stock Performance Graph for the common stock is historical, and not necessarily indicative of future price performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table set forth as of January 15, 2004, certain information concerning beneficial ownership of our common stock by:

•

all directors of the Company,

•

all executive officers of the Company.

•

persons known to own more than 5% of our common stock;

Unless otherwise indicated, the address for each person is The Singing Machine Company, Inc., 6601 Lyons Road, Building A-7, Coconut Creek, Florida 33073. As of January 15, 2004, we had 8,756,318 shares of our common stock issued and outstanding.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

Name	Shares of Common Stock	Percentage of Common Stock

Yi Ping Chan Interim Chief Executive Officer and Chief Operating Officer	58,152(1)	*
April Green Chief Financial Officer	31,050(2)	*
John Dahl Senior Vice President of Finance	0	*
Joseph Bauer Director	971,172(3)	11.07%
Bernard Appel Director	0	*
Richard Ekstract Director	0	*
Eddie Steele Former Chief Executive Officer And Director(4)	1,169,596(4)	12.84%
John Klecha Former Officer and Director(5)	810,811(5)	9.26%
Wellington Management Company, LLP(6)	945,000(6)	10.79%
All Directors and Executive Officers as a Group	1,060,374(7)	11.93%

———————

*

Less than 1%.

(1)

Includes 50,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of January 15, 2004.

(2)

Includes 30,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of January 15, 2004.

(3)

Includes 17,596 shares which are held by Mr. Bauer directly, 360,000 shares held by Mr. Bauer’s pension plan, 179,600 shares held by the Bauer Family Limited Partnership, 200,000 shares held by Mr. Bauer’s wife, 193,975 shares held by Mr. Bauer and his wife directly and 20,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of January 15, 2004.

(4)

Effective as of August 3, 2003, Mr. Steele resigned as our Chief Executive Officer and as a director. Mr. Steele will continue to be an employee of the Company until February 28, 2004. Includes 152,910 shares held by Mr. Steele’s wife and 352,500 shares issuable upon the exercise of stock options that are exercisable within 60 days of January 15, 2004.

(5)

Mr. Klecha resigned as Chief Operating Officer effective as of May 2, 2003 and as a director effective as of July 28, 2003.

(6)

The address of Wellington Management Company, LLP is 78 State Street, Boston, Massachusetts 02109. All of the information presented in this item with respect to this beneficial owner was extracted solely from their Scheduled 13G filed on February 14, 2003.

(7)

Includes 100,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of January 15, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On or about July 10, 2003, certain officers and directors of our company advanced $1 million to our company pursuant to written loan agreements. The officer was Yi Ping Chan and the directors were Jay Bauer and Howard Moore. Additionally, Maureen LaRoche, a business associate of Mr. Bauer, participated in the financing. This loan bears interest at the rate of 9.5% per annum. It is presently expected that the loan will be repaid on or after March 31, 2004, when our credit agreement with LaSalle expires, as the debt is subordinated to the LaSalle facility.

When our outside Board members approved this transaction, they approved the interest rate on the loan and also approved granting additional compensation, such as warrants, to the investment group, if an investment bank provided a fairness opinion on the issuance of the additional consideration. Under Delaware law, the members of our Board of Directors have the authority to approve additional compensation to the investment group. Any grants would be discretionary, because our company does not have any contractual obligation to issue additional compensation to the outside investment group. If we retain an investment banking firm, we will accept recommendations from it on the type and amount of additional compensation that should be granted to the investment group. We expect that any additional compensation would probably be warrants, because unlike the issuance of stock, warrants with an exercise price equal to the fair market value on the date of grant, do not have a direct impact on our financial statements. However, we will remain open to any suggestions from our investment banking firm on the amount and type of compensation that would be acceptable for this transaction.

On about March 4, 2003, Jay Bauer, one of our directors advanced $400,000 to International SMC pursuant to a letter agreement, which used the funds to make an advance to a vendor for the purchase of raw materials for the production of our machines. We were to repay Mr. Bauer’s loan in two months on or about May 4, 2003 and the loan bore interest at the rate of 8% per annum. We repaid $200,000 on the loan on or about May 4, 2002 and the remaining balance was paid on or about October 10, 2003.

On July 1, 1999, we loaned $55,000 to each of Eddie Steele and John Klecha to purchase 2 units in our private placement. In May and June 1999, we raised $1,100,000 in a private offering. Our company needed the capital because we had just emerged from our Chapter 11 filing. We sold 40 units to 17 investors at an offering price of $27,500 per unit. Each unit consisted of 20,000 shares of the Company’s convertible preferred stock and warrants to purchase 4,000 shares of the Company’s common stock . These loans bore interest at the rate of 9% per annum and were due on June 28, 2001. Mr. Klecha and Mr. Steele repaid these loans and all accrued interest in June 2001.

In June 1999, we arranged a credit facility with Main Factors Inc., whereby Main Factors purchased certain of our accounts receivable. To secure the credit facility, John Klecha, our Chief Operating Officer and Chief Financial Officer at that time, provided his personal payment guaranty. In July 1999, we entered into an agreement with EPK Financial Corporation (“EPK”) whereby EPK provided letters of credit to our factories to import inventory for distribution to our customers. To secure the EPK facility, Edward Steele and John Klecha each provided their personal guarantees. In consideration for providing their personal guarantees of these credit facilities, we issued 200,000 shares of our common stock to Mr. Steele and 150,000 shares of our common stock to Mr. Klecha in June 1999. Both agreements with Main Factors and EPK were terminated in April 2001.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for assisting the Board in monitoring (1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent auditors and meets periodically with our independent auditors to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the company’s independent certified public accountants. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. During fiscal 2003, all of the Audit Committee members were non-employee directors and were independent as defined by the AMEX listing standards in effect during fiscal 2003. The members of the Audit Committee during fiscal 2003 were Howard Moore, Jay Bauer and Robert Weinberg. Mr. Moore served as the Chairman of the Audit Committee.

In discharging its duties during fiscal 2003, the Audit Committee met with and held discussions with management and our independent auditors, Grant Thornton LLP. Management represented to the independent auditors that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees.” In addition, Grant Thornton LLP, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” and the Audit Committee discussed with Grant Thornton LLP its independence.

Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

Audit Committee – submitted in July 2003

Howard Moore, Chairman

Josef Bauer

Robert Weinberg

PROPOSALS TO THE STOCKHOLDERS

PROPOSAL 1.  ELECTION OF DIRECTORS

The four persons set below, each of whom is currently a director, are proposed to be re-elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Stockholders in the year 2004 or until his or her successor is duly elected and qualified.

Bernard Appel

Josef Bauer

Yi Ping Chan

Richard Ekstract

All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see “Management” on pages 3-4 of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time of the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

The four nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome. The Board recommends stockholders to vote “FOR” each of the nominees for director set forth above.

PROPOSAL 2.  TO AMEND OUR YEAR 2001 STOCK OPTION PLAN TO ALLOW FOR THE GRANTING OF STOCK AWARDS TO ELIGIBLE PARTICIPANTS

At the meeting, you will be asked to approve an amendment to our Year 2001 Stock Option Plan (the “2001 Plan” or the “Plan”) to allow for the granting of stock awards to eligible participants under the Plan. Stock Awards are grants of shares of our common stock, which may or may not be subject to vesting conditions, or rights to purchase shares of our common stock at a price, not less than the fair market value on the date of grant, that is determined by a Committee. Our 2001 Plan currently only provides for the grant of stock options to eligible individuals under this plan. The proposed amendment would not make any other substantive changes in the 2001 Plan. The amendment would not change the 1,950,000 shares authorized for grant under the 2001 Plan.

Background and Reason for the Proposed Amendment

Our Board of Directors adopted our 2001 Plan effective as of June 1, 2001 and our shareholders approved our 2001 Plan at our annual meeting held on August 16, 2001. Currently, the 2001 Plan provides for the grant of stock options to eligible participants, but does not include the grant of stock awards. In light of the possibility that the Financial Accounting Standards Board may in the future change the accounting treatment of employee stock options in a way that makes options less attractive from a corporate financial statement perspective, our Board believes it is appropriate for the Company to have increased flexibility as to the type of equity compensation awards it may grant to employees and other eligible Plan participants.

Specifically, our Board has determined that we would be better positioned to attract and retain qualified officers, employees, consultants and directors if we had the ability, in addition to being able to grant stock options, to grant stock awards to these individuals (which awards may or may not be subject to vesting). For this reason, the Board has approved an amendment to the 2001 Plan to permit the granting of such stock awards, subject to shareholder approval. Shareholder approval is also being sought to comply with the rules of the American Stock Exchange.

Description of the Year 2001 Plan, as Amended, Subject to Shareholder Approval

The following is a summary of the principal features of the 2001 Plan, as amended. This summary, however, does not purport to be a complete description and is qualified in its entirety by the complete text of the 2001 Plan attached to this Proxy Statement as Exhibit A.

Purpose

The purposes of the 2001 Plan are to attract and retain the best available personnel for the Company and to provide additional incentive to the employees, officers, consultants, advisors and directors of the Company.

Administration

The 2001 Plan will be administered by our Board of Directors or an underlying committee thereof (“Committee”). The determination of which members of the board serve on the Committee will be made in accordance with the requirements of Section 162(m) of the Internal Revenue Code (and any regulations promulgated thereunder) and Rule 16b-3 of the Exchange Act. The Committee has the full power in its discretion to grants awards under the 2001 Plan, to determine the terms thereof, to interpret the provisions of the 2001 Plan and to take such action as it deems necessary or advisable for the administration of the 2001 Plan.

Eligibility and Limitations on Grants

The 2001 Plan provides that Plan awards may be granted to employees (including officers and directors who are also employees) and consultants and advisors to the Company (including non-employee directors). Incentive stock options may only be granted to employees. The Committee selects the recipients of Plan awards and determines the number of shares, the exercise price, the vesting or forfeiture provisions and other applicable terms not inconsistent with the Plan provisions that apply to each award. In making such determinations, the Committee takes into account the duties and responsibilities of each individual, the value of his or her services to our company and other relevant factors such as the market rate of compensation for such person. As of January 15, 2004, there are approximately 59 employees who are eligible to participate in the 2001 Plan.

The 2001 Plan authorizes an aggregate of 1,950,000 shares of the Company’s common stock to be granted to eligible individuals as stock options and will authorize the granting of stock awards if this proposal is approved. As of January 15, 2004, we have granted 731,420 options under the Plan and 1,218,580 shares are available for grant. The maximum number of shares of common stock which may be granted to an individual under options under the 2001 Plan during any fiscal year is 450,000 options. There is also a $100,000 limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an employee during any calendar year. The shares of common stock available under the 2001 Plan are subject to adjustment for any stock split, declaration of a stock dividend or other similar event.

Terms of Options

The terms of the options granted under the 2001 Plan are determined by the Committee. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

Exercise Price. The exercise price of an option is determined by the Committee at the time of the grant. The option exercise price will not be less than the 100% of the Fair Market Value (as defined in the 2001 Plan) of the common stock on the date of such grant. On January 2, 2004, the average of the Company’s high and low sales price was $2.34 per share. The Committee will determine at the time of grant the terms under which options shall vest and become exercisable.

Special Limitations on ISO’s. No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of our company or its subsidiaries (a “10% stockholder”) unless the exercise price for the shares subject to such ISO is at least 110% of the Market Price on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares subject to ISO’s which are exercisable for the first time by an employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO’s grant. ISOs may not be granted more than 10 years after the date of adoption of the 2001 Plan by the Board of Directors.

Exercise of the Option. An option may be exercised in whole or in part in accordance with procedures established by the Committee. Common stock purchased upon the exercise of the option shall be paid for in full at the time of purchase. Such payment shall be made in cash. Additionally, payment may be made in any other method that the Committee has approved in writing, including but not limited to (i) delivery of shares of common stock having a Fair Market Value equal to the exercise price of the Option, (ii) a broker-assisted “cashless exercise” arrangement, (iii) waiver of compensation due or accrued to the participant for services rendered, or (iv) any other methods that the Committee may approve in writing.

Non Transferability of Options. Options are not transferable except by will or applicable laws of descent and distribution. The Committee may, however, authorize certain transfers to the extent allowable under applicable law.

Expiration of Options.  Options will expire at such time as the Committee determines. ISOs may not be exercised more than 10 years from the date of the grant, unless held by a 10% stockholder, in which case such ISOs may not be exercised more than five years from the date of grant.

Termination of Options. Except as expressly determined by the Committee in its sole discretion, no option shall be exercisable after 30 days following an eligible individual’s termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such individual’s disability, retirement or death (each as defined in the 2001 Plan). In addition, the Committee may, in its sole discretion, cause any option to be forfeited upon an eligible individual’s termination of employment if the individual was terminated for cause or left without good reason (as defined in the 2001 Plan).

Stock Awards

Shareholder approval is being sought to amend to 2001 Plan to permit the Company to grant stock awards to eligible participants. Stock awards are grants of shares of our common stock, which may or may not be subject to vesting conditions, and rights to purchase shares of our common stock at a price, not less than the fair market value on the date of grant, that is determined by a Committee. If shareholder approval is obtained, the Company will be able to grant stock awards to eligible participants on such terms, conditions and restrictions as determined appropriate by the Committee at the time the stock award is granted. The maximum number of shares of stock that may be granted to an individual as stock awards during a fiscal year is 350,000 shares. The terms and conditions of these awards may (but need not) include, without limitation, restrictions on transfer, vesting provisions, forfeiture provisions and provisions permitting the Company to repurchase shares subject to the stock award. The Committee may chose to grant stock awards to eligible participants for no consideration or may require that the participant pay for the stock underlying the stock award at a price equal to a minimum of the fair market value of the Company’s common stock on the date of grant.

Change of Control

The Committee may in its sole discretion, provide in a Grant Instrument that upon a Change of Control (as defined in the Plan or otherwise), that all outstanding options or stock awards issued to the grantee shall automatically accelerate and become fully exercisable. Additionally, the obligations of the Company under the 2001 Plan are binding on (1) any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or (2) any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, the Committee may, at its discretion, prior to the consummation of the transaction, offer to purchase, cancel, exchange, adjust or modify any outstanding options or stock awards, as such time and in such manner as the Committee deems appropriate.

Adjustment upon Changes in Capitalization

The number and class of shares available under the 2001 Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. At the time of grant of any award, the Committee may provide that the number and class of shares issuable in connection with such option shall be adjusted in certain circumstances to prevent dilution or enlargement of rights.

Amendment and Termination

The Plan will terminate on May 31, 2011. The Board of Directors may at any time amend, suspend or discontinue the 2001 Plan, except that no amendment may be made with the approval of stockholders if such approval is required by Section 162(m) of the Internal Revenue Code.

Options and stock awards granted prior to a termination of the 2001 Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2001 Plan shall adversely affect the rights of an eligible individual in options and stock awards previously granted without such individual’s consent.

Certain United States Federal Income Tax Information

The United States federal income tax consequences to the Company and eligible individuals under the 2001 Plan are complex and subject to change. The following discussion is only a summary and recipients of options and stock awards under the 2001 Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply. This information may not be applicable to employees of foreign subsidiaries or participants who are not residents of the United States.

Incentive Stock Options

If an option granted under the 2001 Plan is treated as an ISO, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an ISO may subject the optionee to alternative minimum tax liability.

If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.  If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee’s compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

The exercise of an ISO may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an ISO is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an ISO.

In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an ISO. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an ISO in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Non-Qualified Stock Options

All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. NOS’s will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted an NSO option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a NSO will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a NSO, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a NSO or a sale or disposition of the shares acquired upon the exercise of a NSO. However, upon the exercise of a NSO, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Company’s common stock associated with such stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the recipient is required to work for a period of time in order to have the right to sell the stock) when it is received under the Year 2001 Stock Option Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

The recipient’s basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Benefits under the 2001 Plan

Because benefits under the 2001 Plan will depend on the Committee’s actions and the fair market value of our common stock, it is not possible to determine the benefits that will be received by officers and other employees if the 2001 Plan is approved by our shareholders.

Furthermore, the following table sets forth additional information with respect to options granted under our Year 2001 Stock Option Plan as of January 2, 2004.

Name	Number of Shares Subject to the Options Granted under 2001 Plan	Weighted Average Exercise Price Per Share

Yi Ping Chan	202,800	$4.65
April Green	24,380	$7.74
John Dahl	50,000	$1.97
Executive Group (3 persons)	276,760	$4.79
Non-Executive Director Group(3 persons)	42,740	$9.60
Non-Executive Officer Employee Group (41 persons)	426,500	$7.00

The 2001 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Vote Required and Recommendation

The approval of the amendment to our 2001 Plan to allow for the granting of stock awards to eligible individuals requires the affirmative vote of the holders of a majority of shares of the Company’s common stock, present in person or by proxy at the Annual Meeting. The Board recommends shareholders to vote “FOR” the amendment of our 2001 Plan.

PROPOSAL 3.  RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our shareholders to ratify the Audit Committee’s appointment of Grant Thornton LLP as our independent certified public accountants for the fiscal year ended March 31, 2004. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholder’s best interests.

We engaged Grant Thornton LLP as our independent auditor on March 27, 2003 and Grant Thornton LLP audited our consolidated financial statements for the fiscal year ended March 31, 2003. Representatives of Grant Thornton LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desires to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

 The following is a summary of the fees billed to the Company by Grant Thornton LLP for professional services rendered for the fiscal year ended March 31, 2003:

Fee Category	Fiscal 2003 Fees

Audit Fees	$130,767	(1)
Audit Related Fees	0
Tax Fees	56,261
All Other Fees	0
Total Fees	$187,028

———————

(1)

Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements for the fiscal year ended March 31, 2003.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

The ratification of the selection of Grant Thornton LLP, as our independent certified public accountants for the fiscal year ended March 31, 2004, requires the affirmative vote of the holders of a majority of shares of the Company’s common stock, present in person or by proxy at the annual meeting.. The Board recommends shareholders to vote “FOR” the ratification of the selection of Grant Thornton LLP, as our independent auditors for the fiscal year ended March 31, 2004.

Previous Independent Auditors

On March 27, 2003, we engaged Grant Thornton as our independent auditor with respect to the preparation of our financial statements for fiscal 2003 and dismissed Salberg & Company, P.A. (“Salberg & Company”), our prior independent auditor on March 24, 2003. Our decision to change accountants was approved by our Audit Committee on March 24, 2003. As of March 24, 2003, we did not have any change or disagreement with Salberg & Company with respect to the preparation of our financial statements for the two (2) most recent fiscal years contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

The report of Salberg & Company on our financial statements for fiscal 2002, fiscal 2001 and all subsequent interim periods, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for fiscal 2002, fiscal 2001 and all subsequent interim periods. Furthermore, Salberg & Company did not advise us that:

1)

internal controls necessary to develop reliable financial statements did not exist, or

2)

information had come to the attention of Salberg & Company which made in unwilling to rely upon management’s representations or made it unwilling to be associated with the financial statement prepared by management, or

3)

the scope of the audit should be expanded significantly, or information had come to the attention of Salberg & Company that they concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to March 31, 2002 (including information that may prevent it from rendering an unqualified audit report on those financial statements) or made in unwilling to rely on management’s representations or to be associated with the financial statements prepared by management or,

4)

information has come to the attention of Salberg & Company that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to March 31, 2002 through March 28, 2003, the date of the Form 8-K filing reporting our change in accountants, that had not been resolved to the satisfaction of Salberg & Company or which would have prevented Salberg & Company from rendering an unqualified audit report on such financial statements.

During fiscal 2002, fiscal 2001 and all subsequent interim periods, there were no disagreements with Salberg & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg & Company would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods. We did not consult with Grant Thornton regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by Grant Thornton that was a factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues. There were no disagreements with Grant Thornton during fiscal 2003.

ANNUAL REPORT ON FORM 10-K

We are mailing copies of our Annual Report on Form 10-K for the twelve months ended March 31, 2003, with this proxy statement to our shareholders of record as of January 9, 2004.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name and don’t participate in electronic delivery of proxy materials will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

If you received a householded mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, The Singing Machine Company, Inc., 6601 Lyons Road, Bldg. A-7, Coconut Creek, FL 33073, or call (954) 596-1000. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call 1 (954) 596-1000 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by September 24, 2004 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Coconut Creek, Florida

January 20, 2004

Exhibit A

THE SINGING MACHINE COMPANY, INC.

YEAR 2001 STOCK OPTION PLAN, AS AMENDED

(as amended January 9, 2004, further subject to shareholder approval)

Table of Contents

Page

1.

Administration.

A-3

2.

Grants.

A-3

3.

Shares Subject to the Plan.

A-3

4.

Eligibility for Participation.

A-4

5.

Granting of Options.

A-4

6.

Options – Termination of Employment for any Reason.

A-5

7.

Stock Awards.

A-6

8.

Withholding of Taxes.

A-6

9.

Transferability of Grants.

A-7

10.

Change of Control.

A-7

11.

Limitations on Issuance or Transfer of Shares.

A-7

12.

Amendment and Termination of the Plan.

A-8

13.

Funding of the Plan.

A-8

14.

Rights of Participants.

A-8

15.

No Fractional Shares.

A-8

16.

Headings.

A-8

17.

Effective Date of the Plan.

A-8

18.

Miscellaneous.

A-8

THE SINGING MACHINE COMPANY, INC.

YEAR 2001 STOCK OPTION PLAN

The purpose of The Singing Machine Company, Inc. Year 2001 Stock Option Plan (the “Plan”) is to provide (i) designated employees of The Singing Machine Company, Inc. (the “Company”) and its subsidiaries, (ii) certain Key Advisors (as defined in Section 4(a)) who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options and stock awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1.

Administration.

(a)

Committee. The Plan shall be administered and interpreted by the Board of Directors or a committee appointed by the Board (the Board of Directors in such capacity or any committee appointed by the Board of Directors is referred to hereafter as the “Committee”). The Committee as appointed by the Board shall consist of two or more persons appointed by the Board, all of whom may be “outside directors” as defined under Section 162(m) of the Internal Revenue Codes of 1986, as amended (the “Code”) and related Treasury regulations and may be “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

Committee Authority. The Committee shall have the sole authority to, (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

(c)

Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in, any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.

Grants. Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options may sometimes be collectively referred to as Aoptions”) and stock awards (“Stock Awards”) described in Section 7(hereinafter, collectively referred to as the “grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the “Grant Instrument”) or an amendment to the Grant Instrument. In the event there is an inconsistency between the terms of the Grant Instrument and the terms of the Plan, the terms of the Plan shall govern. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees and individuals may receive more than one Grant under the Plan.

3.

Shares Subject to the Plan.

(a)

Shares Authorized. Subject to the adjustment specified Shares below, the aggregate number of shares of common stock of the Company (“Shares” or “Common Stock”) that may be awarded under the Plan is 1,950,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall not exceed 450,000 Options and 350,000 Stock Awards (AAward Limit@). The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent any Options made under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Common Stock underlying Stock Awards are forfeited for any reason, the shares subject to such Grants shall again be available for purposes of the

Plan. However, to the extent Section 162(m) of the Code requires, such shares continue to be counted against the Award Limit.

(b)

Adjustments. Notwithstanding any other provision of the Plan, the Committee may: (1) at any time, make or provide such adjustments to the Plan or to the number and class of shares available thereunder, or (2) at the time of grant of any Awards, provide for such adjustments to such Awards as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like. Any adjustments determined by the Committee shall be final, binding and conclusive.

With respect to Options which are granted to participants, the compensation of whom could be subject to limitation under Section 162(m) of the Code and which are limited to qualify as performance-based compensation under Section 162(m)(4)(c), no adjustment or action described in this Section 3(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Option to fail to qualify under Section l62(m)(4)(c), or any successor provisions thereto. Furthermore, no adjustment or action shall be authorized to the extent the adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3, unless the Committee determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Company Stock subject to any Option shall always be rounded to the next whole number.

4.

Eligibility for Participation.

(a)

Eligible Persons. All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Key advisors and consultants who perform services to the Company or any of its subsidiaries (collectively, the “Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital raising transaction.

(b)

Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.

Granting of Options.

(a)

Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)

Type of Option and Price.

(i)

The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended to so qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees, Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)

The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (B) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant; (C) in the case of an Option intended to qualify as performance based compensation (as described in Section 162(m)(4)(c) of the Code), the Exercise Price shall not be less than 100% of the Fair Market Value of Company Stock on the date of grant; and

(D) in the case of Nonqualified Stock Options granted to Non-Employee Directors, the Exercise Price shall equal 100% of the Fair Market Value of Company Stock on the date of grant.

(iii)

If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the average of the high and low sales prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which sales were reported, or (y) if the Company Stock is not principally traded on such exchange or market; the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily) Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(c)

Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)

Vesting and Exercisability of Options. Options shall vest and become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and, specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the vesting and/or exercisability of any or all outstanding Options at any time for any reason.

Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee in cash. However, if permitted in writing by the Committee in the Grant Instrument the Grantee may pay the exercise price by (i) delivering, shares of Company Stock owned by the Grantee having a Fair Market Value on the date of exercise equal to the Exercise Price, (ii) pursuant to a broker assisted “cashless exercise” arrangement, (iii) by waiver of compensation due or accrued to the participant for services rendered or (iv) any other methods that the Committee may permit. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

(e)

Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).

6.

Options - Effect of Termination of Employment for any Reason

(a)

General Rule. The Committee shall establish and set forth in each Grant Instrument that evidences an Option whether the Option will continue to be exercisable, and terms and conditions of such exercise, if a Grantee ceases to be employed by, or to provide services to, the Company or its subsidiaries, which provisions may be waived or modified by the Committee at any time. If not so established in the Grant Instrument, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time.

(b)

Termination for Cause or Leaving Without Good Reason. No Option shall be exercisable after 30 days following the recipient’s termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of Disability or Retirement (as defined in this Section 6) or death. The Committee may, in its sole discretion, cause any Option to be forfeited upon an employee’s termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee’s conviction, or plea of guilty or nolo contendere to the Commission, of a felony, (ii) the employee’s commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary, (iii) an act of dishonesty by the employee resulting in or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary, (iv) any breach of the employee’s fiduciary duties to the Company as an employee or officer or (v) the employee’s leaving the Company without giving adequate notice of such departure. It shall be within the sole discretion of the Committee to determine whether the employee’s termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

(c)

Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Option granted under the Plan, in the event of the Disability or Retirement of a recipient of Options, the Options which are held by such recipient on the date of such Disability or Retirement, shall be exercisable at anytime until the expiration date of the Options, provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the ease of an employee who is “disabled” within the meaning of Section 22(e)(3) of the Code). “Disability” shall mean any termination of employment with the Company or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. “Retirement” shall mean a termination of employment with the Company or a subsidiary either (i) on a voluntary basis by a recipient who is at least 55 years of age and has at least 10 years of service with the Company or a subsidiary; (ii) on an involuntary basis (other than for cause) by a recipient who is at least 60 years of age; or (iii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

(d)

Death. In the event of the death of a recipient of Options while an employee of the Company or any subsidiary, Options which are held by such employee at the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the “Designated Beneficiary”) or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee’s personal representatives, heirs or legatees at any time prior to the Expiration Date of the Option at which time such Options shall terminate. In the event of the death of a recipient of Options following a termination of employment due to Retirement Disability, if such death occurs before the Options are exercised, the Options which are held by such recipient on the date of termination of employment, whether or not otherwise exercisable on such date, shall be exercisable by such recipient’s Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient’s personal representatives, heirs, or legatees to the same extent such Options were exercisable by the recipient.

7.

Stock Awards.

(a)

General Terms. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Stock Awards to Employees, Non-Employee Directors and Key Advisors. Stock Awards are (i) grants of shares of the Company=s common stock that may or may not be subject to vesting conditions and/or (ii) rights to purchase shares of the Company=s common stock at a price that is determined by the Committee but which will not be less than the Fair Market Value of the Company Stock on the date of grant. Stock Awards shall be subject to the terms, conditions and restrictions determined by the Committee at the time the Stock Award is granted. Such terms, conditions and restrictions may (but need not) include, without limitation, restrictions on transfer, vesting provisions, forfeiture provisions and repurchase rights by the Company.

(b)

Stock Award Agreements. Each Stock Award granted under the Plan shall be evidenced by a Stock Award Agreement between the recipient and the Company. Such Agreement, and the Shares issued or to be issued pursuant to the Award, shall be subject to all applicable terms of the Plan and of the Stock Award Agreement. The provisions of the various Stock Award Agreements entered into under the Plan need not be identical.

(c)

Vesting. If a Stock Award is granted subject to forfeiture, vesting and/or repurchase provisions or restrictions, the Committee may, in its discretion, accelerate in whole or in part the schedule governing such vesting provisions or the lapsing of such restrictions or otherwise provide for the waiver of any such provisions or restrictions under such circumstances and subject to such conditions as it deems appropriate, consistent with the terms of the Plan. The certificates evidencing Shares subject to such provisions and restrictions, although issued in the name of the participant, shall be held by the Company or a third party designated by the Committee in escrow to enforce such provisions and restrictions.

8.

Withholding of Taxes.

(a)

Required Withholding. All Grants under the Plan shall be subject applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from any wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such

Grants. In the case of Options, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)

Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to an Option and having shares withheld up to an amount that does not exceed the Grantee’s maximum marginal rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

9.

Transferability of Grants.

(a)

No transferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not assign, pledge or transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactorily to the Company of his or her right to receive the Grant under the Grantee’s will or under applicable laws of descent and distribution.

(b)

Non-Transferability of Grants. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options or Stock Awards to family members or other persons or entities according to such terms as the Committee may approve.

10.

Change of Control.

(a)

Change of Control. As used herein, a “Change of Control” shall be deemed to have occurred upon the consummation of any of the following transactions: (i) any merger or consolidation of the Company or other transaction (other than sales of equity by the Company for the purpose of raising cash for its own account) where the shareholders of the Company immediately prior to such transaction will not beneficially own immediately after such transaction shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (ii) the sale or other disposition of all or substantially all of the assets of the Company; (iii) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the owner or beneficial owner of Company securities, after the date of this. Agreement, having 30% or more of the combined voting power of the then outstanding securities of, the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), or (iv) the persons who were directors of the Company before certain transactions (as described here in) shall cease to constitute a majority of the Board of the Company, or any successor to the Company, as the direct or indirect result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions or any other transaction(s) or series of transactions that result in the composition of the Board changing. The definition of “Change of Control” as used in this Plan may be expanded by the Committee in individual Grant Instruments that it awards to Grantees.

(b)

Notice of Change of Control. Upon a Change of Control as defined in the Plan or any other definition of change of control that is approved by the Committee (collectively, “Change of Control”), the Company shall provide each Grantee who has outstanding Options or Stock Award with written notice of such Change of Control. The Committee may, in its sole discretion, provide in a Grant Instrument that upon a Change of Control all outstanding Options issued to the Grantee under the Grant Instrument shall automatically accelerate and become fully exercisable and all outstanding Stock Awards shall automatically be vested.

11.

Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

12.

Amendment and Termination of the Plan.

(a)

Amendment. The Board may amend or terminate the Plan at any time provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code.

(b)

Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by Board or is extended by the Board with the approval of the shareholders.

(c)

Termination and Amendment to Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of the Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d)

Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13.

Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant including unpaid installments of Grants.

14.

Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor or other Grantee to any claim or right to be granted a Grant under this Plan. Neither this Plan nor an action taken hereunder shall be construed as giving any individual any rights to be retained by or the employ of the Company or any other employment rights.

15.

No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16.

Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.

Effective Date of the Plan.

(a)

Effective Date. The Plan shall be effective as of June 1, 2001.

(b)

Public Offering. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective for so long as such stock is so registered.

18.

Miscellaneous.

(a)

Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(b)

Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)

Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, notwithstanding any other provision contained in this Plan, the Committee may at its discretion prior to the consummation of the transaction, offer to purchase, exchange, adjust, modify or cancel any Outstanding Options or Stock Awards, at such time and in such manner as the Committee deems appropriate.

(d)

Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not be included.

(e)

Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Florida, without regard to conflicts of laws principles.

Dated as of January 9, 2004

THE SINGING MACHINE COMPANY, INC.

By:

/s/ APRIL GREEN

April Green

Chief Financial Officer

THE SINGING MACHINE COMPANY, INC.

6601 Lyons Road, Bldg. A-7

Coconut Creek, FL 33073

The undersigned hereby constitutes and appoints Yi Ping Chan and April Green as Proxy Agents, with full power of substitution in each, and hereby authorizes the Proxy Agents to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on January 9, 2004 at the Annual Meeting of Shareholders to be held on February 26, 2004, at the Marriott Hotel located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida or any adjournment thereof.

This Proxy is solicited on behalf of the Board of The Singing Machine Company, Inc. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3. The undersigned shareholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope (continued on reverse side).

1.

Election of Directors

FOR ALL nominees listed below (except as marked to the contrary) [ ]	WITHHOLD AUTHORITY to vote for all such nominees listed below [ ]

Bernard Appel	Jay Bauer	Yi Ping Chan	Richard Ekstract

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE DRAW A LINE THROUGH THAT NOMINEE’S NAME)

2.

To approve an amendment to our Year 2001 Stock Option Plan to allow for the grant of stock awards to eligible participants under the Year 2001 Stock Option Plan.

For     [  ]

Against     [  ]

Abstain     [  ]

3.

To approve the appointment of Grant Thornton LLP as our independent certified public accountants.

For     [  ]

Against     [  ]

Abstain     [  ]

4.

In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Dated:_____________________________, 2004

__________________________________________

Signature of Shareholder

__________________________________________

Signature of Shareholder

Please sign exactly as the name appears below. If

the shares are held jointly, both owners must sign.

When signing as attorney, executor, administrator,

trustee or guardian, please give full title as such. If a

corporation, please sign in the corporate name by

President or other authorized officer. If a

partnership, please sign in partnership name by

authorized person.